                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Marcia D. Alazraki
----------------------------------------
Marcia D. Alazraki
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Robert K. Becker
----------------------------------------
Robert K. Becker
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Anurag Chandra
----------------------------------------
Anurag Chandra
Director and Executive Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Cleveland Johnson, Jr.
----------------------------------------
Cleveland Johnson, Jr.
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints John C. Pintozzi and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Susan L. Lees
------------------------------------------------
Susan L. Lees
Director, Senior Vice President, General Counsel
and Secretary

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Kenneth R. O'Brien
----------------------------------------
Kenneth R. O'Brien
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Samuel H. Pilch
-----------------------------------------------------
Samuel H. Pilch
Director, Senior Group
Vice President and Controller

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ John C. Pintozzi
----------------------------------------------------
John C. Pintozzi
Director, Senior Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ John R. Raben
----------------------------------------
John R. Raben
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Phyllis H. Slater
----------------------------------------
Phyllis H. Slater
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Mary C. Springberg
----------------------------------------
Mary C. Springberg
Director and Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 27, 2012

/s/ Matthew E. Winter
----------------------------------------------
Matthew E. Winter
Director, Chairman of the Board,
President and Chief Executive Officer